Exhibit 10.1
FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment to Loan Agreement (the “Amendment”) dated effective January 25, 2021 (the “Effective Date”), is entered into by and between NUVERRA ENVIRONMENTAL SOLUTIONS, INC., a Delaware corporation (“Borrower”), and FIRST INTERNATIONAL BANK & TRUST, a North Dakota banking corporation (together with its successors and assigns, “Lender”).
RECITALS

A.Borrower and Lender are parties to that certain Loan Agreement dated November 16, 2020 (the “Loan Agreement”) related to the following loans from Lender to Borrower: (i) a real estate term loan (the “CRE Loan”) in the original principal amount of Ten Million and 00/100 Dollars ($10,000,000.00); (ii) an equipment term loan (the “Equipment Loan”) in the original principal amount of Thirteen Million and 00/100 Dollars ($13,000,000.00); (iii) an operating line of credit (the “Operating LOC Loan”) in the original principal amount of Five Million and 00/100 Dollars ($5,000,000.00); and (iv) a letter of credit loan (the “Letter of Credit Loan”) in the original principal amount of Four Million Eight Hundred Thirty-Nine Thousand and 00/100 Dollars ($4,839,000.00), items (i) through (iv) collectively being the “Loan”.

B.The obligations of Borrower under the Loan Agreement and the Loan are memorialized by corresponding promissory notes (each a “Promissory Note” and collectively the “Promissory Notes”).

C.The Loan Agreement, the Loan and the Promissory Notes are secured by the Collateral as defined in the Loan Agreement.

D.The Loan Agreement, the Loan and the Promissory Notes are unconditionally and absolutely guaranteed by the certain affiliated parties of Borrower (each a “Guarantor” and collectively the “Guarantors”) pursuant to the terms and conditions of the Guaranty dated November 16, 2020 (the “Guaranty”).

E.Borrower has requested an increase in the amount of the Letter of Credit Loan from $4,839,000.00 to $5,349,000.00. Lender has agreed to such request, provided the Borrower and Guarantors execute this Amendment and the documents referenced herein.

NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment, Lender and Borrower expressly agree as follows:

Article 1
Amendments to Loan Agreement and Letter of Credit Loan

1.1 Incorporation of Recitals. The foregoing Recitals are true and accurate statements of fact and are incorporated into the Loan Agreement herein by reference.

1.2 Amended and Restated Promissory Note (Letter of Credit Loan). In order to memorialize the increase in the amount of the Letter of Credit Loan from $4,839,000.00 to $5,349,000.00, Borrower shall, simultaneously with the execution of this Amendment, execute and deliver to Lender the Amended and Restated Promissory Note (Letter of Credit Loan) in form and content similar to Exhibit A attached hereto.

Article 2
Representations and Warranties

Borrower represents and warrants to the Lender as follows:

2.1 No Litigation. There are no lawsuits or other similar legal action pending or threatened against Borrower which, if adversely determined, would have a material adverse effect on the condition (financial or otherwise), business, properties or assets of Borrower and Guarantors taken as a whole.
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2.2 Authority and Validity. The Borrower and each Guarantor has the power and are authorized to enter into and perform this Amendment. The Borrower has complied with all laws, statutes and ordinances of all federal, state and local governmental entities having jurisdiction over it. The Borrower represents and warrants that this Amendment is a legal, valid and binding agreement, enforceable in accordance with its terms and will be binding upon the Borrower.

Article 3
Default

3.1 Incorporation of Terms. The terms of this Amendment (together with the attached two (2) page Acknowledgement and Agreement of Guarantors) are expressly incorporated into the Loan Agreement as if set forth in full therein. Except as expressly amended by this Amendment, the Loan Agreement and the Promissory Notes (which shall as of the Effective Date include the Amended and Restated Promissory Note (Letter of Credit Loan) but shall exclude the November 16, 2021 Promissory Note (Letter of Credit Loan)) will remain in full force and effect in accordance with their original terms, not subject to any defense, counterclaim or right of set-off.

3.2 Conflicts. In the event of a conflict between the terms and conditions of this Amendment, the Loan Agreement and the Promissory Notes, the terms and conditions of this Amendment will take precedence.

3.3 No Commitment. Except to the limited extent specifically set forth in this Agreement, Lender has not committed or agreed to restructure any indebtedness of the Borrower. Lender has no obligation to make any future loans to the Borrower.

3.4 No Waiver; Cumulative Remedies. No failure or delay on the part of Lender in exercising any right, power or remedy under this Amendment or any instrument or document referenced herein will operate as a waiver thereof; nor will any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy in favor of Lender.

3.5 Costs and Attorneys’ Fees. Borrower agrees to pay all expenses, including appraisal fees, legal expenses, and attorneys’ fees incurred by Lender in preparing this Amendment and any related documents and enforcing the obligations and provisions of this Amendment.

3.6 Amendments. No amendment, modification, termination, or waiver of any provision of this Amendment will be effective unless it is in writing and signed by Lender, and then such waiver or consent will be effective only in the specific instance and for the specific purpose for which given.

3.7 Time of the Essence. Time is of the essence in the performance of the obligations under this Amendment.

3.8 Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

3.9 Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that the Borrower may not assign or transfer its rights or obligations hereunder.

3.10 Presumptions. The Borrower agrees that in the event that any dispute arises in the interpretation or construction of this Amendment, no presumption will arise in favor of any party based on drafting of this Amendment.

3.11 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been duly executed and delivered by the undersigned officers of Borrower. The words “executed,” signed,” “signature,” and words of like import as used above and elsewhere in this Amendment may include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif”, or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, may be signed in one or more counterparts, each of which will be deemed to be an original and all of which will constitute one and the same instrument.

3.12 Ackowledgement and Agreement by Guarantors. The Acknowledgement and Agreement by Guarantors attached hereto, shall constitute a part of this Amendment.

LENDER:

FIRST INTERNATIONAL BANK & TRUST
a North Dakota banking corporation

By: /s/ Drew Flaagan
Drew Flaagan

Its: Vice President

BORROWER:

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.
a Delaware corporation
By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Chief Financial Officer

ACKNOWLEDGEMENT AND AGREEMENT BY GUARANTORS

(page 1 of 2)

Each Guarantor below acknowledges and agrees the Guaranty referenced in the attached First Amendment to Loan Agreement (the “Amendment”) is in full force and effect and is not subject to any defenses or claims of setoff. Further, each Guarantor consents to the terms, provisions and conditions of the Amendment, as well as any agreements and documents signed in conjunction with the Amendment. Each Guarantor specifically states and agrees the Guaranty covers all obligations of the Borrower under the Amendment.

GUARANTORS:

BADLANDS POWER FUELS, LLC, a Delaware limited liability company

By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Chief Financial Officer

BADLANDS POWER FUELS, LLC, a North Dakota limited liability company

By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Chief Financial Officer

LANDTECH ENTERPRISES, L.L.C., a North Dakota limited liability company

By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Chief Financial Officer

IDEAL OILFIELD DISPOSAL, LLC, a North Dakota limited liability company

By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Chief Financial Officer

ACKNOWLEDGEMENT AND AGREEMENT BY GUARANTORS

(page 2 of 2)

Each Guarantor below acknowledges and agrees the Guaranty referenced in the attached First Amendment to Loan Agreement (the “Amendment”) is in full force and effect and is not subject to any defenses or claims of setoff. Further, each Guarantor consents to the terms, provisions and conditions of the Amendment, as well as any agreements and documents signed in conjunction with the Amendment. Each Guarantor specifically states and agrees the Guaranty covers all obligations of the Borrower under the Amendment.

GUARANTORS:

HECKMANN WATER RESOURCES CORPORATION, a Texas corporation

By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Chief Financial Officer

HECKMANN WATER RESOURCES (CVR), INC., a Texas corporation

By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Chief Financial Officer